UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:    811-07704

Schwab Capital Trust – Schwab Fundamental Global Real Estate Index Fund

(Exact name of registrant as specified in charter)

211 Main Street, San Francisco, California 94105

(Address of principal executive offices) (Zip code)

Marie Chandoha

Schwab Capital Trust

211 Main Street, San Francisco, California 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 636-7000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2018

Item 1: Report(s) to Shareholders.

Semiannual Report  |  August 31, 2018
Schwab Fundamental Global Real Estate Index Fund

This page is intentionally left blank.

In This Report
Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM)
Distributor: Charles Schwab & Co., Inc. (Schwab)
The Sector/Industry classifications in this report use the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of MSCI Inc. (MSCI) and Standard & Poor’s (S&P). GICS is a service mark of MSCI and S&P and has been licensed for use by Schwab.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.
Total Returns for the 6 Months Ended August 31, 2018
Schwab Fundamental Global Real Estate Index Fund (Ticker Symbol: SFREX)	5.74%
Russell RAFITM Global Select Real Estate Index (Net)[1]	5.35%
FTSE EPRA/NAREIT Global Index (Net)[1]	7.02%
Fund Category: Morningstar Global Real Estate[2]	6.45%
Performance Details	pages 8-9
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
Index ownership – The Schwab Fundamental Global Real Estate Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFI™ Global Select Real Estate Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
From the CEO

Marie Chandoha
CEO of Charles Schwab
Investment Management, Inc.
and the fund covered
in this report.
Dear Shareholder,
Every so often, it can be a good idea to hit the pause button and reflect on what’s going well. The U.S. economy is one place to start: earlier this year, the current expansion became the second-longest on record. This strong performance has pushed unemployment to the lowest levels in decades, boosted the prospects of American businesses and workers alike, and driven up property values and rents across the country.
Now comes the question of whether this prolonged strength could turn into too much of a good thing. Much attention of late has been focused on whether the current economic expansion is on the path to overheating, and rising inflation figures have added to those concerns. As you may be starting to evaluate inflation’s potential impact on your real estate investments and the rest of your portfolio, we believe there are several things of note to consider.
Over the years, there has been no shortage of advice about the types of assets investors should add to protect their portfolios against rising inflation. Real estate has typically been seen as an effective inflation hedge, because the value of commercial and residential property tends to rise with the overall level of prices. Real estate investment trusts (REITs) can also benefit from higher rents as inflation increases.
Recently, however, Charles Schwab Investment Management studied inflation data going back to 1982, and our findings may surprise you.1 While REITs held up relatively well across different inflationary periods, what we found is that no single asset class provides protection against inflation all the time. This is because inflation can be caused by a variety of factors, and asset prices respond to each of those scenarios differently. In the end, our researchers concluded that a thoughtful, well-diversified approach to investing is the most effective way to prepare for inflation.
Whether you’re concerned about inflation or not, diversification can be a valuable tool for potentially mitigating different types of risks that can affect your investments. This goes for your overall portfolio, as well as your exposure to specific asset classes such as real estate. The Schwab Fundamental Global Real Estate Index Fund helps investors gain convenient access to real estate companies while spreading their risk among U.S. and international markets. This degree of diversification is complemented by the fund’s Fundamental Index® approach, which uses factors such as sales, cash flow, and dividends plus buybacks, to evaluate companies and weight holdings.
[1]	Gilliam, Jake, et al. Inflation Protection: The Benefits of a Diversified Asset-Class Approach. Charles Schwab Investment Management, 2018.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
From the CEO (continued)

“ The Schwab Fundamental Global Real Estate Index Fund helps investors gain convenient access to real estate companies while spreading their risk among U.S. and international markets.”
The Schwab Fundamental Global Real Estate Index Fund is just one example of how we’re focused on helping investors build better portfolios. No one knows how long the current market environment will last, and that’s why we offer a diverse selection of products that can help you weather the market’s ups and downs and achieve your financial goals. A portfolio you can feel confident in, no matter what the market does, is a great thing to have.
Thank you for investing with Charles Schwab Investment Management. For more information about the Schwab Fundamental Global Real Estate Index Fund, please continue reading this report. In addition, you can find further details about this fund by visiting our website at www.schwabfunds.com. We are also happy to hear from you at 1-877-824-5615.
Sincerely,
Fundamental Index is a registered trademark of Research Affiliates LLC.
Past performance cannot guarantee future results.
Diversification cannot ensure a profit or eliminate the risk of investment losses.
Management views may have changed since the report date.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
The Investment Environment

Over the six-month reporting period ended August 31, 2018, global real estate securities generated positive returns. Despite signs of slower growth, a generally strengthening global economy supported the overall real estate market, as did mostly still-accommodative monetary policies and solid fundamentals such as stable office leasing activity and steady increases in rental values. REITs in the U.S. were particularly strong, with positive results coming from all sectors. Despite their overall positive performance, global real estate securities continued to lag slightly behind the broader equity market. In this environment, the FTSE EPRA/NAREIT Global Index (Net)*, representing general trends in eligible real estate securities worldwide, returned 7.02%, while U.S. REITs, represented by the Dow Jones U.S. Select REIT Index, returned 18.30% for the six-month reporting period. The overall U.S. stock market, as measured by the S&P 500® Index, returned 7.96% for the same period. Outside the U.S., the MSCI EAFE® Index (Net)*, a broad measure of developed international equity performance, and the MSCI Emerging Markets Index (Net)*, returned -2.55% and -10.18%, respectively.
Monetary policy measures remained generally accommodative across the globe during the reporting period. There were a few exceptions, largely tied to anticipation of rising inflation due to elevated oil prices, expectations of increases in agricultural prices, and higher U.S. gross domestic product (GDP) growth. Despite the Federal Reserve (Fed) raising the federal funds rate by 0.25% at meetings in March and June, short-term rates in the U.S. remained relatively low compared to historical averages. In July, the European Central Bank indicated that it would likely keep interest rates steady through next summer but confirmed its plans to phase out its monthly asset purchase program by year-end. Also in July, the Bank of Japan announced that it would maintain a slightly negative short-term interest rate target and hold steady the size of its asset purchases. In August, the Bank of England raised its key official bank rate from 0.50% to 0.75% despite uncertainties over the economy’s wider direction. Central banks in key emerging market economies—including Argentina, India, Indonesia, Mexico, and Turkey—raised their policy rates in response to inflation and exchange-rate pressures.
Asset Class Performance Comparison % returns during the 6 months ended August 31, 2018

Index figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Performance results less than one year are not annualized. Past performance is not a guarantee of future results.
For index definitions, please see the Glossary.
Data source: Index provider websites and CSIM.
Nothing in this report represents a recommendation of a security by the investment adviser.
Management views may have changed since the report date.
*	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
The Investment Environment (continued)

Over the reporting period, the U.S. economy remained healthy as it entered its 10th year of expansion. Stable economic growth, low unemployment, and still relatively low short-term interest rates combined to support the overall U.S. real estate market, along with lower U.S. tax rates resulting from tax reform that went into effect on January 1, 2018. After a lackluster beginning to 2018, the U.S. REIT industry rebounded in March and continued its positive trend through period-end, outpacing the performance of the broader equity market—although the pace of growth slowed in the last two months of the reporting period. Health Care REITs were particularly strong, up nearly 30% for the reporting period, fueled by high demand for medical office buildings, an aging population, and healthcare job growth. Hotel and Resort REITs were also strong, benefitting from continuing economic optimism that supported both business and leisure travel. Even the weakest sectors among U.S. REITs, Office and Industrial, posted gains of more than 12% and 15%, respectively, for the reporting period, thanks to ongoing strong demand, particularly from e-commerce companies, and a healthy manufacturing environment.
Real estate markets outside the U.S. were mixed amid slowing economic growth in several regions. In Europe, near-full occupancy and a solid increase in monthly rents supported Commercial REITs. On a country basis, REITs in Germany were among the strongest performers, as were Austria and Sweden, as investors sought investments in countries with lower perceived risk. In the United Kingdom, returns were negative amid ongoing economic uncertainties and continuing Brexit concerns. REITs in Canada performed well, driven by strong residential and industrial demand. Returns among most Asian REITs were negative, reflecting overall weakness across many emerging markets. REITs in China and India were particularly weak, reflecting slowing growth in those countries along with trade-related concerns, and Japan’s real estate market turned negative during the period. REITs in Brazil and South Africa were also among the worst performers for the period.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Fund Management

Christopher Bliss, CFA, Vice President and Head of the Passive Equity Team, leads the portfolio management team for Schwab’s passive equity mutual funds and ETFs. He also has overall responsibility for all aspects of the management of the fund. Prior to joining CSIM in 2016, Mr. Bliss spent 12 years at BlackRock (formerly Barclays Global Investors) managing and leading institutional index teams, most recently as a Managing Director and Head of Americas Institutional Index team. Prior to BlackRock, he worked as an equity analyst and portfolio manager for Harris Bretall and before that, as a research analyst for JP Morgan.

Chuck Craig, CFA, Senior Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Mr. Craig worked at Guggenheim Funds (formerly Claymore Group), where he spent more than five years as a managing director of portfolio management and supervision, and three years as vice president of product research and development. Prior to that, he worked as an equity research analyst at First Trust Portfolios (formerly Niké Securities), and a trader and analyst at PMA Securities, Inc.

Jane Qin, Portfolio Manager, is responsible for the day-to-day co-management of the fund. Prior to joining CSIM in 2012, Ms. Qin spent more than four years at The Bank of New York Mellon Corporation. During that time, Ms. Qin spent more than two years as an associate equity portfolio manager and nearly two years as a performance analyst. She also worked at Wells Fargo Funds Management as a mutual fund analyst and at CIGNA Reinsurance in Risk Management group as a risk analyst.

David Rios, Portfolio Manager, is responsible for the day-to-day co-management of the fund. He joined CSIM in 2008 and became a Portfolio Manager in 2014. Prior to this role, Mr. Rios served as an Associate Portfolio Manager on the Schwab Equity Index Strategies team for four years. His first role with CSIM was as a trade operation specialist. He also previously worked as a senior fund accountant at Investors Bank & Trust (subsequently acquired by State Street Corporation).

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/schwabfunds_prospectus.

Average Annual Total Returns1
Fund and Inception Date	6 Months	1 Year	3 Years	Since Inception
Fund: Schwab Fundamental Global Real Estate Index Fund (10/22/14)	5.74%	5.00%	11.19%	7.96%
Russell RAFITM Global Select Real Estate Index (Net)[2]	5.35%	4.92%	11.03%	7.75%
FTSE EPRA/NAREIT Global Index (Net)[2]	7.02%	4.79%	8.02%	5.53%
Fund Category: Morningstar Global Real Estate[3]	6.45%	5.10%	7.09%	N/A
Fund Expense Ratio[4]: 0.39%
All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and cannot be invested in directly. Performance results less than one year are not annualized.
The first index listed for the fund is the fund’s primary benchmark, as shown in the prospectus. Additional indices shown are provided for comparative purposes.
For index definitions, please see the Glossary.
The fund’s performance relative to the index may be affected by fair value pricing, see financial note 2 for more information.
Small-company stocks are subject to greater volatility than many other asset classes.
International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles, or from economic or political instability in other nations. Investing in emerging markets may accentuate these risks.
The fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets.
Index ownership – The Schwab Fundamental Global Real Estate Index Fund is not in any way sponsored, endorsed, sold or promoted by Frank Russell Company (Russell), by the London Stock Exchange Group companies (LSEG), or by Research Affiliates LLC (RA) (collectively the Licensor Parties), and none of the Licensor Parties make any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Russell RAFITM Global Select Real Estate Index (the Index) or otherwise. The Index is compiled and calculated by Russell in conjunction with RA. None of the Licensor Parties shall be liable (whether in negligence or otherwise) to any person for any error in the Index and none of the Licensor Parties shall be under any obligation to advise any person of any error therein. “Russell®” is a trademark of Russell. The trade names “Research Affiliates®”, “Fundamental Index®” and “RAFI®” are registered trademarks of RA. CSIM has obtained full license from Russell to use the Index. For full disclaimer please see the fund’s statement of additional information.
[1]	Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
[2]	The net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes.
[3]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[4]	As stated in the prospectus.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Performance and Fund Facts as of August 31, 2018

Statistics1
Number of Holdings	321
Weighted Average Market Cap (millions)	$15,378
Price/Earnings Ratio (P/E)	12.9
Price/Book Ratio (P/B)	1.3
Portfolio Turnover Rate	7% [2]
Industry Weightings % of Investments1

Top Holdings % of Net Assets3
Country Weightings % of Investments4

Portfolio holdings may have changed since the report date.
An index is a statistical composite of a specified financial market or sector. Unlike the fund, an index does not actually hold a portfolio of securities and its return is not inclusive of trading and management costs incurred by the fund.
Source of Sector Classification: S&P and MSCI.
[1]	Excludes derivatives.
[2]	Not annualized.
[3]	This list is not a recommendation of any security by the investment adviser.
[4]	The percentage may differ from the Portfolio Holdings because the above calculation is based on a percentage of total investments, excluding derivatives, whereas the calculation in the Portfolio Holdings is based on a percentage of net assets.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Fund Expenses (Unaudited)
Examples for a $1,000 Investment
As a fund shareholder, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees.
The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in the fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning March 1, 2018 and held through August 31, 2018.
The Actual Return line in the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”
The Hypothetical Return line in the table below provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.
You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Expense Ratio (Annualized)[1]	Beginning Account Value at 3/1/18	Ending Account Value (Net of Expenses) at 8/31/18	Expenses Paid During Period 3/1/18-8/31/18[2]
Schwab Fundamental Global Real Estate Index Fund
Actual Return	0.39%	$1,000.00	$1,057.40	$2.02
Hypothetical 5% Return	0.39%	$1,000.00	$1,023.23	$1.99

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights.
[2]	Expenses for the fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Statements
Financial Highlights
	3/1/18– 8/31/18*	3/1/17– 2/28/18	3/1/16– 2/28/17	3/1/15– 2/29/16	10/22/14 [1]– 2/28/15
Per-Share Data
Net asset value at beginning of period	$11.24	$10.73	$9.53	$10.74	$10.00
Income (loss) from investment operations:
Net investment income (loss)[2]	0.25	0.34	0.29	0.27	0.10
Net realized and unrealized gains (losses)	0.39	0.59	1.42	(1.21)	0.75
Total from investment operations	0.64	0.93	1.71	(0.94)	0.85
Less distributions:
Distributions from net investment income	(0.21)	(0.39)	(0.43)	(0.27)	(0.11)
Distributions from net realized gains	—	(0.03)	(0.08)	—	(0.00) [3]
Total distributions	(0.21)	(0.42)	(0.51)	(0.27)	(0.11)
Net asset value at end of period	$11.67	$11.24	$10.73	$9.53	$10.74
Total return	5.74% [4]	8.69%	18.26%	(8.91%)	8.57% [4]
Ratios/Supplemental Data
Ratios to average net assets:
Total expenses	0.39% [5]	0.43% [6]	0.91%	0.89%	2.58% [7]
Net operating expenses	N/A [8]	0.41% [6]	0.49%	0.50% [9]	0.13% [7],[10]
Net investment income (loss)	4.27% [5]	3.01%	2.72%	2.65%	2.62% [7]
Portfolio turnover rate	7% [4]	13%	23%	26%	4% [4]
Net assets, end of period (x 1,000,000)	$188	$158	$93	$84	$105

*	Unaudited.

Commencement of operations.

Calculated based on the average shares outstanding during the period.

Per-share amount was less than $0.005.

Not annualized.

Annualized.

Effective June 1, 2017, the annual operating expense ratio was reduced. The ratio presented for the period ended 2/28/18 is a blended ratio.

Annualized (except for offering costs on the gross operating expenses ratio).

Effective June 1, 2017, the fund instituted a new fee structure and the contractual expense limitation was terminated.

The ratio of net operating expenses would have been 0.49%, if certain non-routine expenses had not been incurred.

The ratio presented for period ended 2/28/15 is a blended ratio.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of August 31, 2018 (Unaudited)

This section shows all the securities in the fund’s portfolio and their values as of the report date.
The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The fund also makes available its complete schedule of portfolio holdings 15 to 20 days after the end of the month on the fund’s website at www.schwabfunds.com/schwabfunds_prospectus.

Security	Number of Shares	Value ($)
Common Stock 99.4% of net assets

Australia 5.6%
Charter Hall Retail REIT	49,770	152,262
Cromwell Property Group	221,378	175,962
Dexus	101,558	784,038
Goodman Group	133,053	1,024,799
Investa Office Fund	55,953	214,469
LendLease Group	143,781	2,120,456
Mirvac Group	646,860	1,133,302
Scentre Group	688,543	2,038,525
Stockland	537,083	1,597,963
The GPT Group	182,083	677,294
Vicinity Centres	264,994	528,452
		10,447,522

Austria 0.5%
CA Immobilien Anlagen AG	6,574	241,132
IMMOFINANZ AG *	14,929	397,796
S IMMO AG	10,125	212,722
		851,650

Belgium 0.3%
Befimmo S.A.	2,870	166,234
Cofinimmo S.A.	3,028	393,940
		560,174

Brazil 0.3%
BR Malls Participacoes S.A. *	119,222	267,826
Cyrela Brazil Realty S.A. Empreendimentos e Participacoes	117,789	316,082
		583,908

Canada 2.6%
Allied Properties Real Estate Investment Trust	6,050	202,084
Artis Real Estate Investment Trust	24,753	234,442
Boardwalk Real Estate Investment Trust	6,380	242,293
Canadian Apartment Properties REIT	9,141	324,733
Chartwell Retirement Residences	18,300	211,747
Choice Properties Real Estate Investment Trust	5,000	47,778
Colliers International Group, Inc.	2,769	225,827
Cominar Real Estate Investment Trust	36,993	343,284
Crombie Real Estate Investment Trust	7,000	70,858
Dream Global Real Estate Investment Trust	19,027	213,452
Dream Office Real Estate Investment Trust	21,069	391,674
First Capital Realty, Inc.	21,985	344,347
FirstService Corp.	2,800	239,556
Granite Real Estate Investment Trust	5,348	224,780
H&R Real Estate Investment Trust	37,371	581,613
Security	Number of Shares	Value ($)
Northview Apartment Real Estate Investment Trust	1,900	36,923
RioCan Real Estate Investment Trust	36,549	707,454
SmartCentres Real Estate Investment Trust	13,689	324,655
		4,967,500

China 8.0%
Agile Group Holdings Ltd.	509,000	832,510
BBMG Corp., Class H	358,000	133,357
Beijing Capital Land Ltd., Class H	68,000	27,236
China Aoyuan Property Group Ltd.	54,000	40,388
China Evergrande Group *	398,000	1,430,371
China Jinmao Holdings Group Ltd.	1,026,000	484,434
China Overseas Grand Oceans Group Ltd.	284,000	100,392
China Overseas Land & Investment Ltd.	708,000	2,244,024
China Resources Land Ltd.	484,000	1,688,314
China SCE Group Holdings Ltd.	79,000	35,464
China South City Holdings Ltd.	1,270,000	223,473
China Vanke Co., Ltd., Class H	179,800	623,798
CIFI Holdings Group Co., Ltd.	382,000	221,873
Country Garden Holdings Co., Ltd.	527,000	785,650
Country Garden Services Holdings Co., Ltd. *	69,264	118,606
Fantasia Holdings Group Co., Ltd.	183,000	24,747
Future Land Development Holdings Ltd.	282,000	218,501
Greentown China Holdings Ltd.	251,500	253,442
Guangzhou R&F Properties Co., Ltd., Class H	323,400	653,552
Hopson Development Holdings Ltd.	48,000	44,512
KWG Property Holdings Ltd.	258,000	276,427
Logan Property Holdings Co., Ltd.	136,000	170,162
Longfor Group Holdings Ltd.	219,500	610,545
Poly Property Group Co., Ltd.	717,000	273,444
Powerlong Real Estate Holdings Ltd.	417,000	213,271
Shenzhen Investment Ltd.	816,000	267,379
Shimao Property Holdings Ltd.	412,500	1,231,878
Sino-Ocean Group Holding Ltd.	1,053,500	536,019
SOHO China Ltd.	846,000	339,718
Sunac China Holdings Ltd.	124,000	406,904
Yuexiu Property Co., Ltd.	2,656,000	481,029
Yuzhou Properties Co., Ltd.	277,000	147,402
		15,138,822

France 3.5%
Covivio	4,631	484,372
Gecina S.A.	3,715	637,772
ICADE	5,895	575,003
Klepierre S.A.	23,762	854,078
Mercialys S.A.	11,111	189,658
Nexity S.A.	9,452	577,627
Unibail-Rodamco-Westfield	15,707	3,298,585
		6,617,095

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of August 31, 2018 (Unaudited) (continued)

Security	Number of Shares	Value ($)
Germany 2.1%
Deutsche Euroshop AG	1,374	46,926
Deutsche Wohnen SE	16,761	847,327
LEG Immobilien AG	5,426	662,081
TAG Immobilien AG	15,115	371,746
TLG Immobilien AG	6,651	179,618
Vonovia SE	34,803	1,785,205
		3,892,903

Hong Kong 8.9%
CK Asset Holdings Ltd.	246,000	1,754,406
Great Eagle Holdings Ltd.	44,493	219,198
Hang Lung Group Ltd.	177,000	496,333
Hang Lung Properties Ltd.	302,000	596,799
Henderson Land Development Co., Ltd.	128,697	680,987
Hongkong Land Holdings Ltd.	128,500	889,493
Hopewell Holdings Ltd.	48,500	170,605
Hysan Development Co., Ltd.	50,500	259,131
K Wah International Holdings Ltd.	271,000	149,274
Kerry Properties Ltd.	152,000	576,433
Link REIT	131,500	1,310,705
New World Development Co., Ltd.	1,477,842	1,975,190
Road King Infrastructure Ltd.	21,000	35,680
Shui On Land Ltd.	821,500	195,922
Sino Land Co., Ltd.	444,000	752,755
Sun Hung Kai Properties Ltd.	258,000	3,831,116
Swire Properties Ltd.	119,000	467,843
The Wharf Holdings Ltd.	245,000	699,659
Wharf Real Estate Investment Co., Ltd.	101,200	671,446
Wheelock & Co., Ltd.	164,000	1,029,771
		16,762,746

Japan 10.1%
Activia Properties, Inc.	37	162,789
Advance Residence Investment Corp.	102	260,446
Aeon Mall Co., Ltd.	22,300	372,799
Daikyo, Inc.	12,900	263,697
Daito Trust Construction Co., Ltd.	14,200	2,128,357
Daiwa House REIT Investment Corp.	17	39,426
Frontier Real Estate Investment Corp.	42	169,112
GLP J-REIT	161	161,258
Hulic Co., Ltd.	22,400	211,938
Japan Excellent, Inc.	156	203,533
Japan Hotel REIT Investment Corp.	56	42,429
Japan Prime Realty Investment Corp.	74	267,688
Japan Real Estate Investment Corp.	114	606,416
Japan Retail Fund Investment Corp.	328	593,574
Kenedix Office Investment Corp.	43	266,997
Leopalace21 Corp.	99,400	527,145
Mitsubishi Estate Co., Ltd.	149,200	2,474,110
Mitsui Fudosan Co., Ltd.	156,500	3,580,850
Nippon Accommodations Fund, Inc.	44	199,998
Nippon Building Fund, Inc.	131	762,634
Nippon Prologis REIT, Inc.	103	200,632
Nomura Real Estate Holdings, Inc.	36,900	799,337
Nomura Real Estate Master Fund, Inc.	176	245,206
NTT Urban Development Corp.	19,300	214,668
Open House Co., Ltd.	600	35,072
Orix JREIT, Inc.	47	73,349
Relo Group, Inc.	7,700	210,776
Starts Corp., Inc.	6,800	154,484
Sumitomo Realty & Development Co., Ltd.	61,700	2,135,652
Tokyo Tatemono Co., Ltd.	33,200	406,705
Security	Number of Shares	Value ($)
Tokyu Fudosan Holdings Corp.	129,700	882,800
United Urban Investment Corp.	248	391,331
		19,045,208

Netherlands 0.4%
Eurocommercial Properties N.V. CVA	6,650	256,649
NSI N.V.	4,555	186,639
Wereldhave N.V.	5,591	204,732
		648,020

Philippines 0.4%
Ayala Land, Inc.	410,300	341,640
GT Capital Holdings, Inc.	10,072	165,079
SM Prime Holdings, Inc.	423,800	309,325
		816,044

Singapore 1.8%
Ascendas Real Estate Investment Trust	230,500	459,974
CapitaLand Commercial Trust	144,300	186,155
CapitaLand Ltd.	380,500	951,086
CapitaLand Mall Trust	268,600	419,039
Fortune Real Estate Investment Trust	134,700	162,891
Mapletree Commercial Trust	31,600	37,527
Mapletree Industrial Trust	125,400	181,745
Mapletree Logistics Trust	174,840	163,032
Mapletree North Asia Commercial Trust	190,100	160,643
Suntec Real Estate Investment Trust	156,100	212,653
UOL Group Ltd.	60,280	303,449
Yanlord Land Group Ltd.	176,800	195,911
		3,434,105

South Africa 0.6%
Growthpoint Properties Ltd.	350,491	606,750
Redefine Properties Ltd.	622,987	438,783
Vukile Property Fund Ltd.	109,654	149,986
		1,195,519

Sweden 0.9%
Castellum AB	25,014	452,484
Fabege AB	21,766	290,847
Hemfosa Fastigheter AB	14,908	202,817
Kungsleden AB	5,273	41,231
LE Lundbergfortagen AB, B Shares	16,173	543,392
Wihlborgs Fastigheter AB	14,384	173,489
		1,704,260

Switzerland 0.9%
Allreal Holding AG *	2,334	385,771
Mobimo Holding AG	928	231,058
PSP Swiss Property AG	2,772	275,290
Swiss Prime Site AG *	9,448	870,610
		1,762,729

Taiwan 0.6%
Farglory Land Development Co., Ltd.	149,000	152,818
Highwealth Construction Corp.	306,700	498,267
Huaku Development Co., Ltd.	74,000	156,994
Ruentex Development Co., Ltd.	215,800	243,014
		1,051,093

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of August 31, 2018 (Unaudited) (continued)

Security	Number of Shares	Value ($)
United Arab Emirates 0.2%
Aldar Properties PJSC	67,931	35,664
Emaar Properties PJSC	196,568	267,883
		303,547

United Kingdom 2.7%
Derwent London plc	6,585	260,036
Etalon Group plc	17,828	41,361
Grainger plc	55,762	222,401
Great Portland Estates plc	4,430	41,504
Hammerson plc	85,637	524,456
Hansteen Holdings plc	24,831	32,160
Intu Properties plc	212,028	434,316
Land Securities Group plc	108,184	1,287,728
McCarthy & Stone plc	105,214	151,955
Savills plc	28,829	299,356
Segro plc	65,758	562,228
St. Modwen Properties plc	32,459	166,047
The British Land Co., plc	95,732	789,564
The Unite Group plc	18,250	210,072
		5,023,184

United States 49.0%
Acadia Realty Trust	6,789	193,622
Alexander & Baldwin, Inc.	1,786	41,917
Alexandria Real Estate Equities, Inc.	5,431	697,069
American Campus Communities, Inc.	14,237	596,957
American Homes 4 Rent, Class A	8,456	196,179
American Tower Corp.	18,103	2,699,519
Apartment Investment & Management Co., Class A	16,789	735,358
Apple Hospitality REIT, Inc.	32,946	581,497
Ashford Hospitality Trust, Inc.	37,700	244,673
AvalonBay Communities, Inc.	9,492	1,739,789
Boston Properties, Inc.	17,996	2,347,578
Brandywine Realty Trust	28,613	479,554
Brixmor Property Group, Inc.	58,487	1,065,633
Camden Property Trust	9,299	883,963
CBL & Associates Properties, Inc.	114,972	512,775
CBRE Group, Inc., Class A *	29,427	1,436,332
Chesapeake Lodging Trust	9,134	300,600
Colony Capital, Inc.	7,823	47,955
Columbia Property Trust, Inc.	27,395	659,672
CoreCivic, Inc.	51,349	1,329,426
CorePoint Lodging, Inc.	5,256	109,588
Corporate Office Properties Trust	15,207	468,071
Cousins Properties, Inc.	4,515	42,215
Crown Castle International Corp.	21,040	2,399,191
CubeSmart	11,838	361,651
CyrusOne, Inc.	3,717	248,890
DDR Corp.	40,139	561,545
DiamondRock Hospitality Co.	38,488	460,316
Digital Realty Trust, Inc.	15,000	1,864,200
Douglas Emmett, Inc.	11,985	468,134
Duke Realty Corp.	32,781	933,931
EastGroup Properties, Inc.	2,357	229,265
Education Realty Trust, Inc.	5,471	226,390
EPR Properties	5,512	386,832
Equinix, Inc.	2,682	1,169,701
Equity Commonwealth *	16,881	541,205
Equity LifeStyle Properties, Inc.	5,512	534,003
Equity Residential	38,046	2,577,616
Essex Property Trust, Inc.	3,620	891,534
Extra Space Storage, Inc.	6,788	625,921
Federal Realty Investment Trust	5,572	727,759
Security	Number of Shares	Value ($)
First Industrial Realty Trust, Inc.	7,744	251,370
Forest City Realty Trust, Inc., Class A	10,859	273,104
Franklin Street Properties Corp.	24,746	212,073
Gaming & Leisure Properties, Inc.	12,692	454,247
Government Properties Income Trust	15,144	256,085
Gramercy Property Trust	8,144	222,738
HCP, Inc.	82,829	2,238,868
Healthcare Realty Trust, Inc.	12,031	372,480
Healthcare Trust of America, Inc., Class A	13,386	382,438
Hersha Hospitality Trust	10,303	243,151
Highwoods Properties, Inc.	11,266	560,371
Hospitality Properties Trust	42,241	1,224,567
Host Hotels & Resorts, Inc.	141,306	3,042,318
Hudson Pacific Properties, Inc.	5,925	200,502
Investors Real Estate Trust	33,325	181,621
Invitation Homes, Inc.	1,991	46,530
Iron Mountain, Inc.	57,110	2,061,671
Jones Lang LaSalle, Inc.	7,392	1,127,428
Kennedy-Wilson Holdings, Inc.	2,133	45,753
Kilroy Realty Corp.	6,283	459,539
Kimco Realty Corp.	60,093	1,028,191
Kite Realty Group Trust	11,179	195,409
Lamar Advertising Co., Class A	9,576	737,831
LaSalle Hotel Properties	21,354	749,739
Lexington Realty Trust	42,974	401,377
Liberty Property Trust	17,606	770,262
Life Storage, Inc.	3,750	366,000
Mack-Cali Realty Corp.	24,034	524,903
Medical Properties Trust, Inc.	22,675	341,259
Mid-America Apartment Communities, Inc.	7,461	772,661
National Health Investors, Inc.	2,193	173,795
National Retail Properties, Inc.	11,007	507,313
New Senior Investment Group, Inc.	24,302	154,075
Omega Healthcare Investors, Inc.	18,244	602,964
Outfront Media, Inc.	36,579	726,825
Paramount Group, Inc.	21,916	348,026
Park Hotels & Resorts, Inc.	19,934	666,792
Pebblebrook Hotel Trust	7,632	294,672
Pennsylvania Real Estate Investment Trust	24,946	254,449
Piedmont Office Realty Trust, Inc., Class A	31,348	621,944
Prologis, Inc.	37,504	2,519,519
PS Business Parks, Inc.	1,705	222,383
Public Storage	9,458	2,010,582
QTS Realty Trust, Inc., Class A	1,153	52,727
Ramco-Gershenson Properties Trust	13,941	194,616
Realogy Holdings Corp.	34,691	742,040
Realty Income Corp.	15,508	908,304
Regency Centers Corp.	7,901	521,703
Retail Opportunity Investments Corp.	2,243	44,277
Retail Properties of America, Inc., Class A	46,024	585,885
Retail Value, Inc. *	4,189	149,631
RLJ Lodging Trust	29,343	642,905
Ryman Hospitality Properties, Inc.	5,953	528,210
Sabra Health Care REIT, Inc.	17,697	417,295
SBA Communications Corp. *	3,913	607,415
Select Income REIT	8,500	174,675
Senior Housing Properties Trust	47,355	904,954
Seritage Growth Properties, Class A	1,004	51,686
Simon Property Group, Inc.	29,224	5,348,869
SL Green Realty Corp.	10,408	1,086,595
Spirit MTA REIT *	6,700	71,824
Spirit Realty Capital, Inc.	59,807	500,585

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
See financial notes

Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of August 31, 2018 (Unaudited) (continued)

Security	Number of Shares	Value ($)
STAG Industrial, Inc.	1,449	41,833
STORE Capital Corp.	7,125	205,271
Summit Hotel Properties, Inc.	11,647	159,913
Sun Communities, Inc.	4,335	447,285
Sunstone Hotel Investors, Inc.	35,452	594,885
Tanger Factory Outlet Centers, Inc.	14,819	356,545
Taubman Centers, Inc.	10,502	678,534
The GEO Group, Inc.	25,305	641,988
The Howard Hughes Corp. *	374	48,758
The Macerich Co.	18,274	1,073,415
Tier REIT, Inc.	10,374	247,316
UDR, Inc.	22,485	898,725
Uniti Group, Inc.	8,324	173,306
Urban Edge Properties	8,122	185,669
Ventas, Inc.	45,816	2,743,004
VEREIT, Inc.	104,547	817,558
Vornado Realty Trust	21,535	1,658,195
Washington Prime Group, Inc.	105,827	819,101
Washington Real Estate Investment Trust	10,072	317,872
Weingarten Realty Investors	16,298	504,097
Welltower, Inc.	50,011	3,336,234
WP Carey, Inc.	10,209	679,715
Xenia Hotels & Resorts, Inc.	28,291	686,340
		92,315,606
Total Common Stock
(Cost $174,253,084)		187,121,635
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Short-Term Investments 0.3% of net assets

Time Deposits 0.3%
Brown Brothers Harriman
Australian Dollar
0.90%, 09/03/18 (a)	224,805	161,612
Canadian Dollar
0.59%, 09/04/18 (a)	4,763	3,650
Euro
(0.57%), 09/03/18 (a)	647	751
Japanese Yen
(0.23%), 09/03/18 (a)	107,302	966
Pound Sterling
0.37%, 09/03/18 (a)	357	463
Security Rate, Maturity Date	Face Amount Local Currency	Value ($)
Singapore Dollar
0.55%, 09/03/18 (a)	3,443	2,508
South African Rand
5.81%, 09/03/18 (a)	6,282	428
Swedish Krona
(0.92%), 09/03/18 (a)	49	5
Swiss Franc
(1.42%), 09/03/18 (a)	32	33
Sumitomo Mitsui Banking Corp.
U.S. Dollar
1.28%, 09/04/18 (a)	391,153	391,153
The Hongkong and Shanghai Banking Corp.
Hong Kong Dollar
0.57%, 09/03/18 (a)	173,237	22,072
Total Short-Term Investments
(Cost $583,641)		583,641

	Number of Contracts	Notional Amount ($)	Current Value/ Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Long
S&P 500 Index, e-mini, expires 09/21/18	3	435,315	3,235
MSCI Emerging Markets Index, expires 09/21/18	7	369,215	866
MSCI EAFE Index, e-mini, expires 09/21/18	3	293,820	(899)
Net Unrealized Appreciation			3,202
As of 08/31/18, the values of certain foreign securities held by the fund aggregating $86,160,222 were adjusted from their closing market values in accordance with international fair valuation procedures approved by the fund’s Board of Trustees. (See financial note 2(a) for additional information)
*	Non-income producing security.
(a)	The rate shown is the current daily overnight rate.

CVA —	Dutch Certificate
REIT —	Real Estate Investment Trust

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Portfolio Holdings as of August 31, 2018 (Unaudited) (continued)

The following is a summary of the inputs used to value the fund’s investments as of August 31, 2018 (see financial note 2(a) for additional information):
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Assets
Common Stock[1]	$97,867,014	$—	$—	$97,867,014
Australia	—	10,447,522	—	10,447,522
Austria	453,854	397,796	—	851,650
Belgium	166,234	393,940	—	560,174
China	118,606	15,020,216	—	15,138,822
France	637,772	5,979,323	—	6,617,095
Germany	—	3,892,903	—	3,892,903
Hong Kong	—	16,762,746	—	16,762,746
Japan	245,206	18,800,002	—	19,045,208
Netherlands	186,639	461,381	—	648,020
Philippines	—	816,044	—	816,044
Singapore	37,527	3,396,578	—	3,434,105
South Africa	588,769	606,750	—	1,195,519
Sweden	—	1,704,260	—	1,704,260
Switzerland	—	1,762,729	—	1,762,729
Taiwan	—	1,051,093	—	1,051,093
United Arab Emirates	—	303,547	—	303,547
United Kingdom	659,792	4,363,392	—	5,023,184
Short-Term Investments[1]	—	583,641	—	583,641
Futures Contracts[2]	4,101	—	—	4,101
Liabilities
Futures Contracts[2]	(899)	—	—	(899)
Total	$100,964,615	$86,743,863	$—	$187,708,478
[1]	As categorized in Portfolio Holdings.
[2]	Futures contracts are valued at unrealized appreciation or depreciation.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Statement of Assets and Liabilities

As of August 31, 2018; unaudited
Assets
Investments in unaffiliated issuers, at value (cost $174,836,725)		$187,705,276
Foreign currency, at value (cost $2,558)		2,563
Deposit with broker for futures contracts		34,200
Receivables:
Fund shares sold		528,974
Dividends		234,763
Foreign tax reclaims		31,668
Interest		28
Prepaid expenses	+	16,151
Total assets		188,553,623
Liabilities
Payables:
Investment adviser fees		67,015
Fund shares redeemed		192,379
Variation margin on futures contracts	+	463
Total liabilities		259,857
Net Assets
Total assets		188,553,623
Total liabilities	–	259,857
Net assets		$188,293,766
Net Assets by Source
Capital received from investors		174,915,537
Distributions in excess of net investment income		(444,333)
Net realized capital gains		952,196
Net unrealized capital appreciation		12,870,366

Net Asset Value (NAV)
Net Assets	÷	Shares Outstanding	=	NAV
$188,293,766		16,129,073		$11.67

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Statement of Operations

For the period March 1, 2018 through August 31, 2018; unaudited
Investment Income
Dividends (net of foreign withholding tax of $196,503)		$4,153,337
Interest	+	5,448
Total investment income		4,158,785
Expenses
Investment adviser fees		347,816
Total expenses	–	347,816
Net investment income		3,810,969
Realized and Unrealized Gains (Losses)
Net realized gains on investments		91,808
Net realized losses on futures contracts		(47,813)
Net realized losses on foreign currency transactions	+	(13,134)
Net realized gains		30,861
Net change in unrealized appreciation (depreciation) on investments (net of change in foreign capital gains tax of ($1,371))		5,594,388
Net change in unrealized appreciation (depreciation) on futures contracts		20,076
Net change in unrealized appreciation (depreciation) on foreign currency translations	+	(3,230)
Net change in unrealized appreciation (depreciation)	+	5,611,234
Net realized and unrealized gains		5,642,095
Increase in net assets resulting from operations		$9,453,064

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Statement of Changes in Net Assets

For the current and prior report periods
Figures for the current period are unaudited
Operations
	3/1/18-8/31/18		3/1/17-2/28/18
Net investment income		$3,810,969	$3,420,714
Net realized gains		30,861	2,056,339
Net change in unrealized appreciation (depreciation)	+	5,611,234	2,023,137
Increase in net assets from operations		9,453,064	7,500,190
Distributions to Shareholders
Distributions from net investment income		(3,198,808)	(3,812,190)
Distributions from net realized gains	+	—	(361,810)
Total distributions		($3,198,808)	($4,174,000)

Transactions in Fund Shares
		3/1/18-8/31/18		3/1/17-2/28/18
		SHARES	VALUE	SHARES	VALUE
Shares sold		3,105,911	$35,995,452	7,075,682	$80,763,586
Shares reinvested		212,744	2,477,893	280,696	3,217,737
Shares redeemed	+	(1,279,653)	(14,793,241)	(1,899,092)	(21,552,849)
Net transactions in fund shares		2,039,002	$23,680,104	5,457,286	$62,428,474
Shares Outstanding and Net Assets
		3/1/18-8/31/18		3/1/17-2/28/18
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		14,090,071	$158,359,406	8,632,785	$92,604,742
Total increase	+	2,039,002	29,934,360	5,457,286	65,754,664
End of period		16,129,073	$188,293,766	14,090,071	$158,359,406
Distributions in excess of net investment income			($444,333)		($1,056,494)

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report
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Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited

1. Business Structure of the Fund:
Schwab Fundamental Global Real Estate Index Fund is a series of Schwab Capital Trust (the trust), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act). The list below shows all the funds in the trust as of the end of the period, including the fund discussed in this report, which is highlighted:
SCHWAB CAPITAL TRUST (ORGANIZED MAY 7, 1993)
Schwab Fundamental Global Real Estate Index Fund	Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund	Schwab Target 2010 Fund
Schwab Fundamental US Small Company Index Fund	Schwab Target 2015 Fund
Schwab Fundamental International Large Company Index Fund	Schwab Target 2020 Fund
Schwab Fundamental International Small Company Index Fund	Schwab Target 2025 Fund
Schwab Fundamental Emerging Markets Large Company Index Fund	Schwab Target 2030 Fund
Schwab S&P 500 Index Fund	Schwab Target 2035 Fund
Schwab Small-Cap Index Fund	Schwab Target 2040 Fund
Schwab Total Stock Market Index Fund	Schwab Target 2045 Fund
Schwab ® U.S. Large-Cap Growth Index Fund	Schwab Target 2050 Fund
Schwab ® U.S. Large-Cap Value Index Fund	Schwab Target 2055 Fund
Schwab ® U.S. Mid-Cap Index Fund	Schwab Target 2060 Fund
Schwab International Index Fund	Schwab® Monthly Income Fund — Moderate Payout
Schwab MarketTrack All Equity Portfolio™	Schwab® Monthly Income Fund — Enhanced Payout
Schwab MarketTrack Growth Portfolio™	Schwab® Monthly Income Fund — Maximum Payout
Schwab MarketTrack Balanced Portfolio™	Schwab Target 2010 Index Fund
Schwab MarketTrack Conservative Portfolio™	Schwab Target 2015 Index Fund
Laudus Small-Cap MarketMasters Fund™	Schwab Target 2020 Index Fund
Laudus International MarketMasters Fund™	Schwab Target 2025 Index Fund
Schwab Balanced Fund™	Schwab Target 2030 Index Fund
Schwab Core Equity Fund™	Schwab Target 2035 Index Fund
Schwab Dividend Equity Fund™	Schwab Target 2040 Index Fund
Schwab Large-Cap Growth Fund™	Schwab Target 2045 Index Fund
Schwab Small-Cap Equity Fund™	Schwab Target 2050 Index Fund
Schwab Hedged Equity Fund™	Schwab Target 2055 Index Fund
Schwab Health Care Fund™	Schwab Target 2060 Index Fund
Schwab Fundamental Global Real Estate Index Fund offers one share class. Shares are bought and sold at closing net asset value per share (NAV), which is the price for all outstanding shares of the fund. Each share has a par value of 1/1,000 of a cent, and the fund’s Board of Trustees (the Board) may authorize the issuance of as many shares as necessary.
The fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, the fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:
The following is a summary of the significant accounting policies the fund uses in its preparation of financial statements. The fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 Financial Services — Investment Companies. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (GAAP).
The fund may invest in certain other investment companies (underlying funds). For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the U.S. Securities and Exchange Commission (SEC).
(a) Security Valuation:
Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
The fund values the securities in its portfolio every business day. The fund uses the following policies to value various types of securities:
•   Securities traded on an exchange or over-the-counter: Traded securities are valued at the closing value for the day, or, on days when no closing value has been reported, at the mean of the most recent bid and ask quotes. Securities that are primarily traded on foreign exchanges are valued at the official closing price or the last sales price on the exchange where the securities are principally traded with these values then translated into U.S. dollars at the current exchange rate, unless these securities are fair valued as discussed below.
•   Securities for which no quoted value is available: The Board has adopted procedures to fair value the fund’s securities when market prices are not “readily available” or are unreliable. For example, the fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. The fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that the fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the fund pursuant to the valuation procedures.
•   Foreign equity security fair valuation: The Board has adopted procedures to fair value foreign equity securities that are traded in markets that close prior to the fund valuing its holdings. By fair valuing securities whose prices may have been affected by events occurring after the close of trading, the fund seeks to establish prices that investors might expect to realize upon the current sales of these securities. This methodology is designed to deter “arbitrage” market timers, who seek to exploit delays between the change in the value of the fund’s portfolio holdings and the NAV of the fund’s shares, and seeks to help ensure that the prices at which the fund’s shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders. When fair value pricing is used at the open or close of a reporting period, it may cause a temporary divergence between the return of the fund and that of its comparative index or benchmark. The Board regularly reviews fair value determinations made by the fund pursuant to these procedures.
•   Futures contracts: Futures contracts are valued at their settlement prices as of the close of their exchanges.
In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the fund discloses the fair value of its investments in a hierarchy that prioritizes the significant inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the fund determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.
The three levels of the fair value hierarchy are as follows:
•   Level 1—quoted prices in active markets for identical securities—Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities and futures contracts.
•   Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)—Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. In addition, international securities whose markets close hours before the fund values its holdings may require fair valuations due to significant movement in the U.S. markets occurring after the daily close of the foreign markets. The Board has approved a vendor that calculates fair valuations of international equity securities based on a number of factors that appear to correlate to the movements in the U.S. markets.

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Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
•   Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)—Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the fund uses one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the fund in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the fund in the absence of market information. Assumptions used by the fund due to the lack of observable inputs may significantly impact the resulting fair value and therefore the fund’s results of operations.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The levels associated with valuing the fund’s investments as of August 31, 2018 are disclosed in the Portfolio Holdings.
(b) Accounting Policies for certain Portfolio Investments (if held):
Futures Contracts: Futures contracts are instruments that represent an agreement between two parties that obligates one party to buy, and the other party to sell, specific instruments at an agreed upon price on a stipulated future date. The fund must give the broker a deposit of cash and/or securities (initial margin) whenever it enters into a futures contract. The amount of the deposit may vary from one contract to another. Subsequent payments (variation margin) are made or received by the fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized appreciation or depreciation until the contract is closed, at which time the gains or losses are realized. Futures contracts are traded publicly on exchanges, and their market value may change daily.
Cash Management Transactions: The fund may subscribe to the Brown Brothers Harriman & Co. (BBH) Cash Management Service Sweep (CMS Sweep). The BBH CMS Sweep is an investment product that automatically sweeps the fund’s cash balances into overnight offshore time deposits with either the BBH Grand Cayman branch or a branch of a pre-approved commercial bank. This fully automated program allows the fund to earn interest on cash balances. Excess cash invested with deposit institutions domiciled outside of the U.S., as with any offshore deposit, may be subject to sovereign actions in the jurisdiction of the deposit institution including, but not limited to, freeze, seizure or diminution. The fund bears the risk associated with the repayment of principal and payment of interest on such instruments by the institution with which the deposit is ultimately placed. Balances in the CMS Sweep are accounted for on a cost basis, which approximates market value.
Passive Foreign Investment Companies: The fund may own shares in certain foreign corporations that meet the Internal Revenue Code definition of a passive foreign investment company (PFIC). The fund may elect for tax purposes to mark-to-market annually the shares of each PFIC lot held and would be required to distribute as ordinary income to shareholders any such marked-to-market gains (as well as any gains realized on sale).
(c) Security Transactions:
Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.
Assets and liabilities denominated in foreign currencies are reported in U.S. dollars. For assets and liabilities held on a given date, the dollar value is based on market exchange rates in effect on that date. Transactions involving foreign currencies, including purchases, sales, income receipts and expense payments, are calculated using exchange rates in effect on the transaction date. Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the differences between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange appreciation or depreciation arises from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period. These realized and unrealized foreign exchange gains or losses are reported in foreign currency transactions or translations on the Statement of Operations. The fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
Gains realized by the fund on the sale of securities in certain foreign countries may be subject to non-U.S. taxes. In those instances, the fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

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Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
When the fund closes out a futures contract position, it calculates the difference between the value of the position at the beginning and at the end of the contract, and records a realized gain or loss accordingly.
The fund invests in real estate investment trusts (REITs) which report information on the source of their distributions annually. The fund’s policy is to record all REIT distributions initially as dividend income on the ex-dividend date and then re-designate them as return of capital and/or capital gain distributions at the end of the reporting period based on information provided annually by each REIT, and management estimates such re-designations when actual information has not yet been reported.
(d) Investment Income:
Interest income is recorded as it accrues. Dividends and distributions from portfolio securities are recorded on the date they are effective (the ex-dividend date), although the fund records certain foreign security dividends on the day it learns of the ex-dividend date.
Income received from foreign sources may result in withholding tax. Withholding taxes are accrued at the same time as the related income if the tax rate is fixed and known, unless a tax withheld is reclaimable from the local tax authorities in which case it is recorded as receivable. If the tax rate is not known or estimable, such expense or reclaim receivable is recorded when the net proceeds are received.
(e) Expenses:
Pursuant to an Amended and Restated Investment Advisory and Administration Agreement (Advisory Agreement) between Charles Schwab Investment Management, Inc. (CSIM or the investment adviser) and the fund, CSIM pays the operating expenses of the fund, excluding acquired fund fees and expenses, taxes, any brokerage expenses, and extraordinary or non-routine expenses. Taxes, any brokerage expenses and extraordinary or non-routine expenses that are specific to the fund are charged directly to the fund.
(f) Distributions to Shareholders:
The fund generally makes distributions from net investment income, if any, quarterly and from net realized capital gains, if any, once a year.
(g) Accounting Estimates:
The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.
(h) Federal Income Taxes:
The fund intends to meet federal income and excise tax requirements for regulated investment companies under subchapter M of the Internal Revenue Code, as amended. Accordingly, the fund distributes substantially all of its net investment income and net realized capital gains, if any, to its respective shareholders each year. As long as the fund meets the tax requirements, it is not required to pay federal income tax.
(i) Foreign Taxes:
The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, corporate events, foreign currency exchanges and capital gains on investments. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in foreign markets in which the fund invests. These foreign taxes, if any, are paid by the fund and are disclosed in the Statement of Operations. Foreign taxes payable as of August 31, 2018, if any, are reflected in the fund’s Statement of Assets and Liabilities.
(j) Indemnification:
Under the fund’s organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business the fund enters into contracts with its vendors and others that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund. However, based on experience, the fund expects the risk of loss attributable to these arrangements to be remote.

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Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

2. Significant Accounting Policies (continued):
(k) Recent Accounting Standards:
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update “Fair Value Measurement (Topic 820)” (ASU 2018-13) which modifies the disclosure requirements for fair value measurement by removing, modifying, or adding certain disclosures. The amendments are effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. The fund is permitted to early adopt any removed or modified disclosures upon issuance of this update and delay adoption of the additional disclosures until their effective date. The fund has early adopted certain removed or modified disclosures, including the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for timing of transfers between levels upon issuance of ASU 2018-13, and has delayed adoption of the additional disclosures until their effective date. At this time, management is currently evaluating the impact that the adoption of the additional disclosures will have on the fund’s financial statements.

3. Risk Factors:
Investing in the fund may involve certain risks, as discussed in the fund’s prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.
Market Risk. Financial markets rise and fall in response to a variety of factors, sometimes rapidly and unpredictably. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money over short or long periods.
Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Investment Style Risk. The fund is an index fund. Therefore, the fund follows the securities included in the index during upturns as well as downturns. Because of its indexing strategy, the fund does not take steps to reduce market exposure or to lessen the effects of a declining market. In addition, because of the fund’s expenses, the fund’s performance may be below that of the index.
Market Capitalization Risk. Securities issued by companies of different market capitalizations tend to go in and out of favor based on market and economic conditions. During a period when securities of a particular market capitalization fall behind other types of investments, the fund’s performance could be impacted.
Mid-Cap Company Risk. Mid-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies and the value of securities issued by these companies may move sharply.
Small-Cap Company Risk. Securities issued by small-cap companies may be riskier than those issued by larger companies, and their prices may move sharply, especially during market upturns and downturns.
Real Estate Investment Risk. Due to the composition of the index, the fund will concentrate its investments in real estate companies and companies related to the real estate industry. As such, the fund is subject to risks associated with the direct ownership of real estate securities and an investment in the fund will be closely linked to the performance of the real estate markets. These risks include, among others: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds or other limits to accessing the credit or capital markets; defaults by borrowers or tenants, particularly during an economic downturn; and changes in interest rates.
REITs Risk. In addition to the risks associated with investing in securities of real estate companies and real estate related companies, REITs are subject to certain additional risks. Equity REITs may be affected by changes in the value of the underlying properties owned by the trusts. Further, REITs are dependent upon specialized management skills and cash flows, and may have their investments in relatively few properties, or in a small geographic area or a single property type. Failure of a company to qualify as a REIT under federal tax law may have adverse consequences to the fund. In addition, REITs have their own expenses, and the fund will bear a proportionate share of those expenses.
Foreign Investment Risk. The fund’s investments in securities of foreign issuers involve certain risks that may be greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); the imposition of economic sanctions or other government restrictions; differing accounting, auditing, financial reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may negatively impact the value or liquidity of the fund’s investments, and could impair the fund’s ability to meet its investment objective or invest in accordance with its investment strategy. There is a risk that investments in securities denominated

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

3. Risk Factors (continued):
in, and/or receiving revenues in, foreign currencies will decline in value relative to the U.S. dollar. Foreign securities also include American Depositary receipts (ADRs), Global Depositary receipts (GDRs) and European Depositary receipts (EDRs), which are receipts issued by U.S. and foreign banks that represent shares of foreign-based corporations. Investments in ADRs, GDRs, and EDRs may be less liquid than the underlying shares in their primary trading market and GDRs, many of which are issued by companies in emerging markets, may be more volatile. To the extent the fund’s investments in a single country or a limited number of countries represent a large percentage of the fund’s assets, the fund’s performance may be adversely affected by the economic, political, regulatory and social conditions in those countries, and the fund’s price may be more volatile than the price of a fund that is geographically diversified.
Emerging Markets Risk. Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and greater risk associated with the custody of securities. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in developed countries. As a result, there may be an increased risk of illiquidity and price volatility associated with the fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar, and, at times, it may be difficult to value such investments.
Sampling Index Tracking Risk. The fund may not fully replicate the index and may hold securities not included in the index. As a result, the fund is subject to the risk that the investment adviser’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results. Because the fund utilizes a sampling approach, it may not track the return of the index as well as it would if the fund purchased all of the securities in the index.
Tracking Error Risk. As an index fund, the fund seeks to track the performance of the index, although it may not be successful in doing so. The divergence between the performance of the fund and the index, positive or negative, is called “tracking error.” Tracking error can be caused by many factors and it may be significant.
Concentration Risk. To the extent that the fund’s or the index’s portfolio is concentrated in the securities of issuers in a particular market, industry, group of industries, sector, country, or asset class (including the real estate industry, as described above), the fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more vulnerable to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector, country, or asset class.
Derivatives Risk. The fund may use derivatives to enhance returns or hedge against market declines. Examples of derivatives are options, futures, options on futures and swaps. An option is the right to buy or sell an instrument at a specific price before a specific date. A future is an agreement to buy or sell a financial instrument at a specific price on a specific day. A swap is an agreement whereby two parties agree to exchange payment streams calculated in relation to a rate, index, instrument or certain securities and a predetermined amount. The fund’s use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (CFTC) could cause the fund to become a commodity pool, which would require the fund to comply with certain CFTC rules.
The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Certain of these risks, such as liquidity risk, leverage risk, and market risk, are discussed elsewhere in this section. The fund’s use of derivatives is also subject to lack of availability risk, credit risk, valuation risk, correlation risk and tax risk. Lack of availability risk is the risk that suitable derivative transactions may not be available in all circumstances for risk management or other purposes. Credit risk is the risk that the counterparty to a derivatives transaction may not fulfill its obligations. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause the fund to realize higher amounts of short-term capital gains. The fund’s use of derivatives could reduce the fund’s performance, increase the fund’s volatility, and could cause the fund to lose more than the initial amount invested.
Leverage Risk. Certain fund transactions, such as derivatives transactions, may give rise to a form of leverage and may expose the fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of the fund’s portfolio securities. The use of leverage may cause the fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

3. Risk Factors (continued):
ETF Risk. The fund may purchase shares of ETFs to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. When the fund invests in an ETF, in addition to directly bearing the expenses associated with its own operation, it will bear a proportionate share of the ETF’s expenses. Therefore, it may be more costly to own an ETF than to own the underlying securities directly. In addition, while the risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF holds, lack of liquidity in the market for an ETF’s shares can result in its value being more volatile than the underlying portfolio of securities.
Liquidity Risk. The fund may be unable to sell certain securities, such as illiquid securities, readily at a favorable time or price, or the fund may have to sell them at a loss.
Please refer to the fund’s prospectus for a more complete description of the principal risks of investing in the fund.

4. Affiliates and Affiliated Transactions:
Investment Adviser
CSIM, a wholly owned subsidiary of The Charles Schwab Corporation, serves as the fund’s investment adviser and administrator pursuant to the Advisory Agreement between CSIM and the trust.
For its advisory and administrative services to the fund, CSIM is entitled to receive an annual fee, payable monthly, equal to 0.39% of the fund’s average daily net assets.
Other Affiliated Transactions
CSIM has a licensing agreement with the Frank Russell Company to use certain Russell indices and trademarks in connection with the offering and operation of certain registered investment companies. The fund entered into a sublicense agreement with CSIM pursuant to which CSIM has agreed to sublicense certain Russell indices and trademarks to the fund. CSIM pays all applicable licensing fees for the fund.
Interfund Transactions
The fund may engage in transactions with certain other funds in the Fund Complex (for definition refer to Trustees and Officers section) when permitted by applicable law. When one fund is seeking to sell a security that another is seeking to buy, an interfund transaction can allow both funds to benefit by reducing transaction costs. This practice is limited to funds that share the same investment adviser, trustees and/or officers. For the period ended August 31, 2018, the fund’s total aggregate security transactions with other funds in the Fund Complex was $3,681,354 and includes realized losses of ($12,372).
Interfund Borrowing and Lending
Pursuant to an exemptive order issued by the SEC, the fund may enter into interfund borrowing and lending transactions with other funds in the Fund Complex. All loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the overnight repurchase agreement rate and the short-term bank loan rate. All loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review by the Board. The fund had no interfund borrowing or lending activity during the period.

5. Board of Trustees:
The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The fund does not pay any interested or non-interested (independent) trustees. The independent trustees are paid by CSIM. For information regarding the trustees, please refer to the Trustees and Officers table at the end of this report.

6. Borrowing from Banks:
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, syndicated, committed $605 million line of credit (the Syndicated Credit Facility), maturing on October 4, 2018. Under the terms of the Syndicated Credit Facility, in addition to CSIM paying the interest charged on any borrowings by the fund, CSIM paid a commitment fee of 0.15% per annum on the fund’s proportionate share of the unused portion of the Syndicated Credit Facility.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Financial Notes, unaudited (continued)

6. Borrowing from Banks (continued):
During the period, the fund was a participant with other U.S. registered investment companies managed by CSIM in a joint, unsecured, uncommitted $500 million line of credit (the Uncommitted Credit Facility), with State Street Bank and Trust Company, which matures on November 30, 2018. Under the terms of the Uncommitted Credit Facility, CSIM pays interest on the amount the fund borrows. There were no borrowings from either line of credit during the period.
The fund also has access to custodian overdraft facilities. The fund may have utilized the overdraft facility and incurred an interest expense, which is paid by CSIM. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Derivatives:
The fund entered into equity index futures contracts during the report period. The fund invested in futures contracts to equitize available cash. The current value and variation margin for futures contracts held at August 31, 2018 are presented on the Portfolio Holdings and Statement of Assets and Liabilities, respectively. The net realized and change in unrealized gains (losses) on futures contracts are presented on the Statement of Operations, if any. Refer to financial note 2(b) for the fund’s accounting policies with respect to futures contracts and financial note 3 for disclosures concerning the risks of investing in futures contracts. During the period ended August 31, 2018, the month-end average notional amounts of futures contracts held by the fund was $1,695,301 and the month-end average number of contracts held was 19.

8. Purchases and Sales of Investment Securities:
For the period ended August 31, 2018, purchases and sales of securities (excluding short-term obligations) were as follows:
Purchases of Securities	Sales of Securities
$40,646,854	$12,596,164

9. Federal Income Taxes:
As of August 31, 2018, the tax basis cost of the fund’s investments and gross unrealized appreciation and depreciation were as follows:
Tax cost	$176,086,860
Gross unrealized appreciation	$18,321,308
Gross unrealized depreciation	(6,699,690)
Net unrealized appreciation (depreciation)	$11,621,618
Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of February 28, 2018, the fund had no capital loss carryforwards available to offset future net capital gains.
As of February 28, 2018, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the fund, and has determined that no provision for income tax is required in the fund’s financial statements. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended February 28, 2018, the fund did not incur any interest or penalties.

10. Subsequent Events:
Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Investment Advisory Agreement Approval

The Investment Company Act of 1940 (the 1940 Act) requires that the continuation of a fund’s investment advisory agreement must be specifically approved (1) by the vote of the trustees or by a vote of the shareholders of the fund, and (2) by the vote of a majority of the trustees who are not parties to the investment advisory agreement or “interested persons” of any party (the Independent Trustees), cast in person at a meeting called for the purpose of voting on such approval. In connection with such approvals, the fund’s trustees must request and evaluate, and the investment adviser is required to furnish, such information as may be reasonably necessary to evaluate the terms of the investment advisory agreement.
The Board of Trustees (the Board or the Trustees, as appropriate) calls and holds one or more meetings each year that are dedicated, in whole or in part, to considering whether to renew the investment advisory agreement (the Agreement) between Schwab Capital Trust (the Trust) and Charles Schwab Investment Management, Inc. (CSIM) with respect to the existing funds in the Trust, including Schwab Fundamental Global Real Estate Index Fund (the Fund), and to review certain other agreements pursuant to which CSIM provides investment advisory services to certain other registered investment companies. In preparation for the meeting(s), the Board requests and reviews a wide variety of materials provided by CSIM, including information about affiliates, personnel, business goals and priorities, profitability, third-party oversight, corporate structure and operations. The Board also receives data provided by an independent provider of investment company data. This information is in addition to the detailed information about the Fund that the Board reviews during the course of each year, including information that relates to the Fund’s operations and performance, legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. The Independent Trustees receive advice from Independent Trustees’ legal counsel, including a memorandum regarding the responsibilities of trustees for the approval of investment advisory agreements. In addition, the Independent Trustees meet in executive session outside the presence of Fund management and participate in question and answer sessions with representatives of CSIM.
The Board, including a majority of the Independent Trustees, considered information specifically relating to its consideration of the continuance of the Agreement with respect to the Fund at meetings held on April 26, 2018, and June 5, 2018, and approved the renewal of the Agreement with respect to the Fund for an additional one year term at the meeting held on June 5, 2018. The Board’s approval of the continuance of the Agreement with respect to the Fund was based on consideration and evaluation of a variety of specific factors discussed at these meetings and at prior meetings, including:
1.	the nature, extent and quality of the services provided to the Fund under the Agreement, including the resources of CSIM and its affiliates dedicated to the Fund;
2.	the Fund’s investment performance and how it compared to that of certain other comparable mutual funds;
3.	the Fund’s expenses and how those expenses compared to those of certain other comparable mutual funds;
4.	the profitability of CSIM and its affiliates, including Charles Schwab & Co., Inc. (Schwab), with respect to the Fund, including both direct and indirect benefits accruing to CSIM and its affiliates; and
5.	the extent to which economies of scale would be realized as the Fund grows and whether fee levels in the Agreement reflect those economies of scale for the benefit of Fund investors.
Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund. In this regard, the Trustees evaluated, among other things, CSIM’s experience, track record, compliance program, resources dedicated to hiring and retaining qualified personnel, and information security resources. The Trustees also considered information provided by CSIM relating to the Fund’s portfolio management team, portfolio strategy and risk oversight structure, and internal investment guidelines. The Trustees also considered investments in CSIM’s infrastructure. The Trustees considered that many of the Fund’s shareholders are also brokerage clients of Schwab. The Trustees considered Schwab’s wide range of products, services, and channel alternatives such as investment research tools and Internet access and an array of account features that benefit the Fund and many of its shareholders. The Trustees also considered Schwab’s reputation as a full service brokerage firm and its overall financial condition. Following such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services provided by CSIM to the Fund and the resources of CSIM and its affiliates dedicated to the Fund supported renewal of the Agreement with respect to the Fund.
Fund Performance. The Board considered the Fund’s performance in determining whether to renew the Agreement with respect to the Fund. Specifically, the Trustees considered the Fund’s performance relative to a peer category of other mutual funds and applicable indices/benchmarks, in light of total return, yield, and market trends. As part of this review, the Trustees considered the selection criteria and composition

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

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of the peer category. In evaluating the performance of the Fund, the Trustees considered the risk profile for the Fund and the appropriateness of the benchmark used to compare the performance of the Fund. The Trustees further considered the level of Fund performance in the context of their review of Fund expenses and adviser profitability discussed below and also noted that performance is reviewed throughout the year by a designated committee of the Board and by the Board. Following such evaluation, the Board concluded, within the context of its full deliberations, that the performance of the Fund supported renewal of the Agreement with respect to the Fund.
Fund Expenses. With respect to the Fund’s expenses, the Trustees considered the rate of compensation called for by the Agreement, and the Fund’s net operating expense ratio, in each case, in comparison to those of other comparable mutual funds, such peer groups and comparisons having been selected and calculated by an independent provider of investment company data. The Trustees also considered fees charged by CSIM to other mutual funds and to other types of accounts, such as exchange-traded funds and separately managed accounts, but, with respect to such other types of accounts, accorded less weight to such comparisons due to the different legal, regulatory, compliance and operating features of mutual funds as compared to these other types of accounts, and any differences in the nature and scope of the services CSIM provides to these other accounts, as well as differences in the market for these types of accounts. Following such evaluation, the Board concluded, within the context of its full deliberations, that the expenses of the Fund are reasonable and supported renewal of the Agreement with respect to the Fund.
Profitability. The Trustees considered the compensation flowing to CSIM and its affiliates, directly or indirectly, and reviewed profitability on a pre-tax basis, without regard to distribution expenses. In this connection, the Trustees reviewed management’s profitability analyses. The Trustees also reviewed profitability of CSIM relating to the Schwab fund complex as a whole, noting the benefit to Fund shareholders of being part of the Schwab fund complex, including the allocations of certain fixed costs across the funds in the complex. The Trustees also considered any other benefits derived by CSIM from its relationship with the Fund, such as whether, by virtue of its management of the Fund, CSIM obtains investment information or other research resources that aid it in providing advisory services to other clients. The Trustees considered whether the compensation and profitability with respect to the Fund under the Agreement and other service agreements were reasonable and justified in light of the quality of all services rendered to the Fund by CSIM and its affiliates. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the profitability of CSIM is reasonable and supported renewal of the Agreement with respect to the Fund.
Economies of Scale. The Trustees considered the existence of any economies of scale and whether those are passed along to the Fund’s shareholders by way of the relatively low advisory fee and unitary fee structure of the Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, that the Fund obtains reasonable benefit from economies of scale.
In the course of their deliberations, the Trustees did not identify any particular information or factor that was all important or controlling. Based on the Trustees’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Trustees, approved the continuation of the Agreement with respect to the Fund and concluded that the compensation under the Agreement with respect to the Fund is fair and reasonable in light of such services and expenses and such other matters as the Trustees have considered to be relevant in the exercise of their reasonable judgment.

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Schwab Fundamental Global Real Estate Index Fund
Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the fund covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust. The Fund Complex includes 104 funds.
The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the Statement of Additional Information, which is available free by calling 1-877-824-5615.
Independent Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Robert W. Burns 1959 Trustee (Trustee of Schwab Strategic Trust since 2009; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	Retired/Private Investor (Jan. 2009 – present). Formerly, Managing Director, Pacific Investment Management Company, LLC (PIMCO) (investment management firm) and President, PIMCO Funds.	104	Director, PS Business Parks, Inc. (2005 – 2012)
John F. Cogan 1947 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Fellow, The Hoover Institution at Stanford University (public policy think tank) (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research (2000 – present); Professor of Public Policy, Stanford University (1994 – 2015).	104	Director, Gilead Sciences, Inc. (2005 – present)
Nancy F. Heller 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2018)	President and Chairman, TIAA Charitable (financial services) (2014 – 2016); Senior Managing Director, TIAA (financial services) (2003 – 2016).	104	None
Stephen Timothy Kochis 1946 Trustee (Trustee of Schwab Strategic Trust since 2012; The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2016)	CEO and Owner, Kochis Global (wealth management consulting) (May 2012 – present); Chairman and CEO, Aspiriant, LLC (wealth management) (Jan. 2008 – Apr. 2012).	104	None

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Schwab Fundamental Global Real Estate Index Fund
Independent Trustees (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
David L. Mahoney 1954 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Private Investor.	104	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present) Director, Adamas Pharmaceuticals, Inc. (2009 – present)
Kiran M. Patel 1948 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2011; Schwab Strategic Trust since 2016)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services firm for consumers and small businesses) (Dec. 2008 – Sept. 2013).	104	Director, KLA-Tencor Corporation (2008 – present)
Kimberly S. Patmore 1956 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Consultant, Patmore Management Consulting (management consulting) (2008 – present).	104	None
Gerald B. Smith 1950 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2000; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (Mar. 1990 – present).	104	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)
Joseph H. Wender 1944 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Laudus Trust since 2010; Schwab Strategic Trust since 2016)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Co-CEO, Colgin Cellars, LLC (vineyards) (Feb. 1998 – present).	104	Board Member and Chairman of the Audit Committee, Ionis Pharmaceuticals (1994 – present) Lead Independent Director and Chair of Audit Committee, OUTFRONT Media Inc. (2014 – present)

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Schwab Fundamental Global Real Estate Index Fund
Interested Trustees
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served1)	Principal Occupations During the Past Five Years	Number of Portfolios in Fund Complex Overseen by the Trustee	Other Directorships
Walter W. Bettinger II2 1960 Chairman and Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2008; Schwab Strategic Trust since 2009; Laudus Trust since 2010)	Director, President and Chief Executive Officer, The Charles Schwab Corporation (Oct. 2008 – present); President and Chief Executive Officer (Oct. 2008 – present), Director (May 2008 – present), Charles Schwab & Co., Inc.; Director, Charles Schwab Bank (Apr. 2006 – present); Director (May 2008 – present), President and Chief Executive Officer (Aug. 2017 – present), Schwab Holdings, Inc.; and Director, Charles Schwab Investment Management, Inc. (July 2016 – present).	104	Director, The Charles Schwab Corporation (2008 – present)
Marie A. Chandoha[2] 1961 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Director and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).	104	None
Joseph R. Martinetto[2] 1962 Trustee (Trustee of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2016)	Chief Operating Officer (Feb. 2018 – present), Senior Executive Vice President (July 2015 – Feb. 2018), The Charles Schwab Corporation; Senior Executive Vice President, Charles Schwab & Co., Inc. (July 2015 – present); Chief Financial Officer (July 2015 – Aug. 2017), Executive Vice President and Chief Financial Officer (May 2007 – July 2015), The Charles Schwab Corporation and Charles Schwab & Co., Inc.; Director, Charles Schwab & Co., Inc. (May 2007 – present); Director (Apr. 2010 – present) and Chief Executive Officer (July 2013 – Apr. 2015), Charles Schwab Bank; Director (May 2007 – present), Chief Financial Officer (May 2007 – Aug. 2017), Senior Executive Vice President (Feb. 2016 – present), and Executive Vice President (May 2007 – Feb. 2016), Schwab Holdings, Inc.	104	None

Officers of the Trust
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Marie A. Chandoha
1961
President and Chief Executive Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2010)	Director and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; Trustee (Jan. 2016 – present), President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Jan. 2011 – present); Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (investment management firm) (Mar. 2007 – Aug. 2010).

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Schwab Fundamental Global Real Estate Index Fund
Officers of the Trust (continued)
Name, Year of Birth, and Position(s) with the trust (Terms of office, and length of Time Served3)	Principal Occupations During the Past Five Years
Mark Fischer
1970
Treasurer and Chief Financial Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2013)	Treasurer and Chief Financial Officer, Schwab Funds, Laudus Funds and Schwab ETFs (Jan. 2016 – present); Assistant Treasurer, Schwab Funds and Laudus Funds (Dec. 2013 – Dec. 2015), Schwab ETFs (Nov. 2013 – Dec. 2015); Vice President, Charles Schwab Investment Management, Inc. (Oct. 2013 – present); Executive Director, J.P. Morgan Investor Services (Apr. 2011 – Sept. 2013); Assistant Treasurer, Massachusetts Financial Service Investment Management (May 2005 – Mar. 2011).
George Pereira
1964
Senior Vice President and Chief Operating Officer
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios since 2004; Laudus Trust since 2006; Schwab Strategic Trust since 2009)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Senior Vice President and Chief Operating Officer (Jan. 2016 – present), Treasurer and Chief Financial Officer, Laudus Funds (June 2006 – Dec. 2015); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – Dec. 2015) and Schwab ETFs (Oct. 2009 – Dec. 2015); Director, Charles Schwab Worldwide Funds plc and Charles Schwab Asset Management (Ireland) Limited (Apr. 2005 – present).
Omar Aguilar
1970
Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Equities and Multi-Asset Strategies, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (investment management firm) (May 2009 – Apr. 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).
Brett Wander
1961
Senior Vice President and Chief Investment Officer – Fixed Income
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (Apr. 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds, Laudus Funds and Schwab ETFs (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies Loomis, Sayles & Company (investment management firm) (Apr. 2006 – Jan. 2008).
David Lekich
1964
Chief Legal Officer and Secretary, Schwab Funds and Schwab ETFs
Vice President and Assistant Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios, Schwab Strategic Trust and Laudus Trust since 2011)	Senior Vice President (Sept. 2011 – present), Vice President (Mar. 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (Apr. 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (Apr. 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.
Catherine MacGregor
1964
Vice President and Assistant Secretary, Schwab Funds and Schwab ETFs
Chief Legal Officer, Vice President and Clerk, Laudus Funds
(Officer of The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust, Schwab Annuity Portfolios and Laudus Trust since 2005; Schwab Strategic Trust since 2009)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (Mar. 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).
[1]	Each Trustee shall hold office until the election and qualification of his or her successor, or until he or she dies, resigns or is removed. The retirement policy requires that each independent trustee retire by December 31 of the year in which the Trustee turns 74 or the Trustee’s twentieth year of service as an independent trustee on any trust in the Fund Complex, whichever occurs first.
[2]	Mr. Bettinger, Ms. Chandoha and Mr. Martinetto are Interested Trustees. Mr. Bettinger is an Interested Trustee because he owns stock of The Charles Schwab Corporation (CSC), the parent company of Charles Schwab Investment Management, Inc. (CSIM), the investment adviser for the trusts in the Fund Complex, is an employee and director of Charles Schwab & Co., Inc. (CS&Co), the principal underwriter for The Charles Schwab Family of Funds, Schwab Investments, Schwab Capital Trust and Schwab Annuity Portfolios, and is a director of CSIM. Ms. Chandoha is an Interested Trustee because she owns stock of CSC and is an employee and director of CSIM. Mr. Martinetto is an Interested Trustee because he owns stock of CSC and is an employee and director of CS&Co.
[3]	The President, Treasurer and Secretary/Clerk hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

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Schwab Fundamental Global Real Estate Index Fund
Glossary

asset allocation  The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.
asset class  A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.
beta  A historical measure of an investment’s volatility relative to a market index (usually the S&P 500®). The index is defined as having a beta of 1.00. Investments with a beta higher than 1.00 have been more volatile than the index; those with a beta of less than 1.00 have been less volatile.
Bloomberg Barclays US Aggregate Bond Index  An index that represents securities that are SEC registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The index excludes certain types of securities, including state and local government series bonds, structured notes embedded with swaps or other special features, private placements, floating rate securities, inflation-linked bonds and Eurobonds.
bond  A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the coupon rate) until a specified date (the maturity date), at which time the issuer returns the money borrowed (principal or face value) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”
An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.
cap, capitalization  See “market cap.”
capital gain, capital loss  The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the gain or loss is still “on paper” and is considered unrealized.
Dow Jones U.S. Select REIT Index  An index that is a float-adjusted market-capitalization weighted index comprised of real estate investment trusts (REITs). REITs are real estate companies that own and commonly operate income-producing commercial and/or residential real estate. The index excludes mortgage REITs, net-lease REITs, real estate finance companies, mortgage brokers and bankers, commercial and residential real estate brokers and estate agents, homebuilders, large landowners and sub dividers of unimproved land, hybrid REITs, timber REITs and companies that have more than 25% of their assets in direct mortgage investments.
earnings growth rate  For a mutual fund, the average yearly rate at which the earnings of the companies in the fund’s portfolio have grown, measured over the past five years.
earnings per share (EPS)  A company’s earnings, or net income, for the past 12 months, divided by the number of shares outstanding.
expense ratio  The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.
FTSE EPRA/NAREIT Global Index (Net)  An index that provides a diverse representation of publicly traded equity real estate investment trusts (REITs) and listed property companies worldwide. The index constituents are free-float adjusted, and screened on liquidity, size and revenue. The index is comprised of countries in developed and emerging markets. The Net of Tax Index is calculated based on the maximum withholding tax rates applicable to dividends received by institutional investors who are not resident in the same country as the remitting company and who do not benefit from double taxation treaties.
market cap, market capitalization  The value of a company as determined by the total value of all shares of its stock outstanding.
median market cap  The midpoint of the range of market caps of the stocks held by a fund. There are different ways of calculating median market cap. With a simple median, half of the stocks in the fund’s portfolio would be larger than the median, and half would be smaller. With a weighted median (the type that is calculated for these funds), half of the fund’s assets are invested in stocks that are larger than the median market cap, and half in stocks that are smaller.
MSCI EAFE Index (Net)  A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets in Europe, Australasia, and the Far East. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
MSCI Emerging Markets Index (Net)  A free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets. This series approximates the minimum possible dividend reinvestment. The returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.
net asset value (NAV)  The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.
outstanding shares, shares outstanding  When speaking of a company or mutual fund, indicates all shares currently held by investors.
price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.
price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.
real estate investment trust (REIT)  Real estate companies that own and commonly operate income producing commercial and/or residential real estate.
real estate operating companies (REOC)  Real estate companies that engage in the development, management or financing of real estate.
return on equity (ROE)  The average yearly rate of return for each dollar of investors’ money, measured over the past five years.
rights and warrants  Rights and warrants are types of securities that entitle the holder to purchase a proportionate amount of common stock at a specified price for a specific period of time. Rights allow a shareholder to buy more shares directly from the company, usually at a price somewhat lower than the current market price of the outstanding shares. Warrants are usually issued with bonds and preferred stock.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Rights and warrants can trade on the market separately from the company’s stock. The prices of rights and warrants do not necessarily move parallel to the prices of the underlying common stock. Rights usually expire within a few weeks of issuance, while warrants may not expire for several years. If a right or warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the right or warrant and the right to purchase the underlying security.
Russell RAFI Global Select Real Estate Index (Net)  An index that ranks and weights global real estate securities by three fundamental measures of company size adjusted sales, retained operating cash flow and dividends plus buybacks rather than by market capitalization. The index is derived from constituents of the Russell RAFI Global Index that are classified as real estate or real estate investment trusts (REITs) according to the Russell Global Sectors classification scheme. Mortgage and timber REITs are excluded. Securities are ranked by each fundamental factor, and individual factor weights are averaged to determine overall fundamental weights. The index uses a partial quarterly reconstitution methodology in which the index is split into four equal segments at the annual reconstitution and each segment is then rebalanced on a rolling quarterly basis. The Russell RAFI Global Index is composed of the Russell 3000 Index, which captures 98% of the U.S. equity universe, and the largest 98% of the rest of the global equity universe. The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500 Index  An index that is designed to measure the performance of 500 leading publicly traded companies from a broad range of industries.
stock  A share of ownership, or equity, in the issuing company.
total return  The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.
weighted average  For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.
yield  The income paid out by an investment, expressed as a percentage of the investment’s market value.

Schwab Fundamental Global Real Estate Index Fund  |  Semiannual Report

Schwab Fundamental Global Real Estate Index Fund
Charles Schwab Investment Management

With a straightforward lineup of core products and solutions for building the foundation of a portfolio, Charles Schwab Investment Management advocates for investors of all sizes with a steadfast focus on lowering costs and reducing unnecessary complexity. The list below shows all currently available Schwab Funds.
Investors should carefully consider information contained in the prospectus, or if available, the summary prospectus, including investment objectives, risks, charges and expenses before investing. Please call 1-877-824-5615 for a prospectus for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.
Proxy Voting Policies, Procedures and Results
A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/schwabfunds_prospectus, the SEC’s website at www.sec.gov, or by contacting Schwab Funds at 1-877-824-5615.
Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/schwabfunds_prospectus or the SEC’s website at www.sec.gov.

The Schwab Funds Family®
Equity Funds
Schwab Core Equity Fund™
Schwab Dividend Equity Fund™
Schwab Large-Cap Growth Fund™
Schwab Small-Cap Equity Fund™
Schwab Hedged Equity Fund™
Schwab Health Care Fund™
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Fundamental Global Real Estate Index Fund
Schwab Global Real Estate Fund™
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab® U.S. Large-Cap Growth Index Fund
Schwab® U.S. Large-Cap Value Index Fund
Schwab® U.S. Mid-Cap Index Fund
Schwab International Index Fund®
Asset Allocation Funds
Schwab Balanced Fund™
Schwab MarketTrack Portfolios®
Schwab Target Funds
Schwab Target Index Funds
Schwab® Monthly Income Funds
Bond Funds
Schwab Intermediate-Term Bond Fund™
Schwab GNMA Fund™
Schwab® Treasury Inflation Protected Securities Index Fund
Schwab® U.S. Aggregate Bond Index Fund
Schwab® Short-Term Bond Index Fund
Schwab Tax-Free Bond Fund™1
Schwab California Tax-Free Bond Fund™1
Schwab Money Funds
Schwab offers an array of money market funds.2 Choose from taxable or tax-advantaged alternatives. Some are linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Investor or Ultra fund share classes.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105
Funds
Schwab Funds®
1-877-824-5615
© 2018 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.

[1]	State, local, and the Federal Alternative Minimum Tax may apply. Capital gains are not exempt from Federal Taxation.
[2]	You could lose money by investing in the Schwab Money Funds. All Schwab Money Funds with the exception of Schwab Variable Share Price Money Fund seek to preserve the value of your investment at $1.00 per share, but cannot guarantee they will do so. Because the share price of Schwab Variable Share Price Money Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. All Schwab Money Funds with the exception of Schwab Government Money Fund, Schwab Retirement Government Money Fund, Schwab U.S. Treasury Money Fund, Schwab Treasury Obligations Money Fund and Schwab Government Money Market Portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Schwab Money Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Schwab Money Funds’ sponsor has no legal obligation to provide financial support to the Funds, and you should not expect that the sponsor will provide financial support to the Funds at any time.

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MFR87850-03
00215304

Item 2: Code of Ethics.

Not applicable to this semi-annual report.

Item 3: Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4: Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5: Audit Committee of Listed Registrants.

Not applicable.

Item 6: Schedule of Investments.

The schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11: Controls and Procedures.

(a)

Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Chief Financial Officer, Mark Fischer, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)

During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.

Item 12: Exhibits.

(a)	(1)	Code of ethics – not applicable to this semi-annual report.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the
1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18
	U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	October 17, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha
Marie Chandoha Chief Executive Officer

Date:	October 17, 2018

By:	/s/ Mark Fischer
Mark Fischer Chief Financial Officer

Date:	October 17, 2018